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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 10, 2005

                   CONSOLIDATED RESOURCES HEALTH CARE FUND II
             (Exact name of registrant as specified in its charter)


             GEORGIA                       0-13415               58-1542125
  (State or other jurisdiction           (Commission            (IRS Employer
        of incorporation)               File Number)         Identification No.)

                        1175 Peachtree Street, Suite 850
                             Atlanta, Georgia 31106
                              (Address of Principal
                               Executive Offices)

                                 (404) 873-1919
                         (Registrant's telephone number,
                              including area code)

                                      None
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
 _
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 _
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 _
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 _
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure

     On June 6, 2005, Consolidated Resources Health Care Fund II (the "Company") received an "Inspection of Books and Records" letter request ("Request Letter") from Accelerated High Yield Income Fund II, a Florida limited partnership ("Accelerated"), and owner of certain of the Company's Units of Limited
Partnership Interest ("Units"). In the Request Letter, representatives of Accelerated demand the right to inspect and copy various financial information regarding the Company. The Company has been informed that the purpose of the inspection is to provide Accelerated with sufficient information to determine whether or not to tender its Units in the tender offer filed by Care Associates, LLC on May 26, 2005.

     The Company intends to furnish Accelerated with the Supplemental Operational Information attached hereto as Exhibit 99.1 relating to Mayfair Village, Ltd. (the "Retirement Facility") and Mayfair Nursing Care Centers, Ltd. (the "Nursing Facility"), as well as the December 31, 2004 unaudited financial statements for the Retirement Facility and Nursing Facility attached hereto as Exhibits 99.2 and 99.3, respectively. The Company advises, however, that the financial statements attached hereto have not been prepared in accordance with Regulation S-X.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

99.1 Supplemental Operational Information on Mayfair Village, Ltd. and Mayfair Nursing Care Center, Ltd.

99.2 (unaudited) Consolidated Resources Health Care Fund II - Mayfair Village, Ltd. Unaudited Financial Statements (with supplementary information) for Year Ended December 31, 2004

99.3 (unaudited) Consolidated Resources Health Care Fund II - Mayfair Nursing Care Center, Ltd. Unaudited Financial Statements (with supplementary information) for Year Ended December 31, 2004




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONSOLIDATED RESOURCES HEALTH CARE II
                                         By:  WELCARE SERVICE CORPORATION-II,
                                              its Managing General Partner



Date: June 10, 2005                      By: /s/ John F. McMullan
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                                             John F. McMullan
                                             Director and Principal Executive
                                             Officer of the Managing General
                                             Partner